1 LOAN AGREEMENT THIS LOAN AGREEMENT (this “Agreement”) is made, entered into and effective as of May 17, 2024 (the “Effective Date”), by and between BRIDGEWATER BANK, a Minnesota banking corporation (“Lender”), and TIMBER TECHNOLOGIES SOLUTIONS, INC., a Delaware corporation (“Borrower”). Lender or Borrower may be individually referred to herein as a “party” or collectively as the “parties”. BACKGROUND A. It is proposed that Borrower borrow from Lender and Lender lend to Borrower the principal sum up to $7,000,000.00 (the “Loan Amount”) via a term loan facility (the “Loan”) to be secured by a certain Third-Party Combination Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, a security interest in all business assets of Borrower and any other related loan documents deemed necessary by Lender or Lender’s counsel to secure the Loan. B. Lender is willing, upon the terms and subject to the conditions herein set forth, to make the Loan to Borrower. C. Borrower has issued, caused the issuance of and/or shall issue or cause to be timely issued, the following documentation, in such form and substance as required by Lender in its sole and absolute discretion, fully executed by all applicable parties thereto, as the same may be amended, restated, modified or supplemented from time to time (collectively, the “Loan Documents” or each a “Loan Document”): 1. this Agreement (also referred to as the “Loan Agreement” in the Loan Documents); 2. Term Promissory Note issued by Borrower and payable to the order of Lender in the maximum principal amount of $7,000,000.00 (the “Note”); 3. Third-Party Combination Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement (the “Mortgage”) granted by 106 Bremer Ave, LLC, a Delaware limited liability company (“Third-Party Mortgagor”), covering certain property therein described (the “Mortgaged Property”); 4. Security Agreement granted by Borrower; 5. Guaranty granted by Star Equity Holdings, Inc., a Delaware corporation (“Guarantor”); 6. ADA and Environmental Indemnification Agreement entered into by and between Lender, Borrower and Guarantor; 7. Stock Pledge Agreement granted by Guarantor; 8. Uniform Commercial Code Financing Statement(s); 2 9. Debt Subordination Agreement (the “Debt Subordination Agreement”) by and between Lender, Borrower and Timber Properties, LLC, a Wisconsin limited liability company (“Subordinate Creditor”); 10. Subordination Agreement by and between Lender and Subordinate Creditor; 11. Borrower Affidavit; 12. Title Affidavit; 13. Incumbency Certificate and Authorizing Resolutions of Borrower; 14. Incumbency Certificate and Authorizing Resolutions of Guarantor; 15. Incumbency Certificate and Authorizing Resolutions of Third-Party Mortgagor; 16. Subordination, Non-Disturbance and Attornment Agreement by and between Lender, Borrower and Third-Party Mortgagor; 17. Opinion of Counsel for Borrower, Guarantor and Third-Party Mortgagor; and 18. All additional documentation relating to the Loan not otherwise listed herein as required by Lender. AGREEMENTS NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, it is hereby agreed as follows: 1. Recitals. The recitals set forth above are hereby fully incorporated herein. 2. Loan. Borrower agrees to borrow, and Lender agrees to loan the Loan Amount, said Loan to be evidenced by the Note and secured by the Mortgage and any other collateral loan documents required under this Agreement. The terms and conditions of the Loan Documents are hereby expressly incorporated herein by reference and made a part hereof. 2.1 Note. The obligation to repay the Loan together with interest and other charges thereon shall be evidenced by the Note. 2.2 Use of Proceeds. The proceeds of the Loan shall be used solely for the acquisition by Borrower of the assets, associated real property and business of Timber Technologies, LLC (the “Timber Tech Business”), to pay fees and expenses in connection with such acquisition, and as otherwise approved by Lender in its sole and absolute discretion pursuant to this Agreement and for no other purpose. 2.3 Advance and Disbursement. Lender agrees, on the terms and subject to the conditions set forth in this Agreement and the Loan Documents, to (a) make an advance on the Effective Date under the Note in an amount of up to $4,000,000.00 to be disbursed (the “Initial Disbursement”) by Guaranty Commercial Title, Inc. 3 (“Title Company”); and (b) make an advance on the Effective Date under the Note in an amount of up to $3,000,000.00 to be held in the Restricted Account (as defined below) to be disbursed (the “Subsequent Disbursement”) in connection with Third-Party Mortgagor’s acquisition of the Mortgaged Property as noted below. Provided Borrower satisfies the requirements of Section 3.2 of this Agreement within thirty (30) days after the Effective Date, and otherwise on the terms and subject to the conditions set forth in this Agreement and the Loan Documents, Lender shall transmit the sum of $3,000,000.00 to Title Company and cause Title Company to make the Subsequent Disbursement for purposes of Third-Party Mortgagor’s acquisition of the Mortgaged Property. Notwithstanding the foregoing, if the requirements of Section 3.2 of this Agreement are not satisfied and the Subsequent Disbursement does not occur by 5:00 p.m., Minneapolis, Minnesota time on the date that is sixty (60) days after the Effective Date, Lender may, at its option, apply the Subsequent Disbursement as a payment of principal under the Loan and/or use all or any portion of the Subsequent Disbursement pay any and all actual and reasonable costs and expenses referred to in this Agreement or the Loan Documents, in which case Lender will have no obligation to advance or disburse any further amounts under the Note. The Loan is not a revolving credit facility; no re-advances of any portion of amounts paid under the Loan shall be made. 2.4 Payment and Balance. All payments of principal, interest and other charges under the Note and of all amounts hereunder shall be made to Lender in immediately available funds. Borrower agrees that the amount shown on the books and records of Lender as being the aggregate amount of the Loan outstanding shall be prima facie evidence of the outstanding principal amount of the Note, absent manifest error. 3. Additional Requirements. 3.1 Requirements for Initial Disbursement. Notwithstanding the foregoing, Borrower covenants and agrees to immediately, and without expense to Lender, satisfy the following additional requirements with respect to the Initial Disbursement: 3.1.1 Deliver to Lender the required Loan Documents. 3.1.2 Deliver to Lender such environmental studies, audits and reliance letter(s) with respect to the Mortgaged Property in form and content acceptable to Lender in its sole and absolute discretion. 3.1.3 Deliver to Lender a certificate or policy for all insurance required, under the terms hereof, to be maintained by Borrower, provided that evidence of property and casualty insurance for the Mortgaged Property shall be delivered pursuant to Section 3.2.5 below. 4 3.1.4 Deliver to Lender Certificates of Good Standing for Borrower issued by the Wisconsin Secretary of State and the Delaware Secretary of State within thirty (30) days of the Effective Date. 3.1.5 Deliver to Lender a Certificate of Good Standing for Guarantor issued by the Delaware Secretary of State within thirty (30) days of the Effective Date. 3.1.6 Deliver to Lender a Certificate of Good Standing for Third-Party Mortgagor issued by the Delaware Secretary of State within thirty (30) days of the Effective Date. 3.1.7 Deliver to Lender the following corporate documents of Borrower: (a) Certificate of Incorporation; (b) Certificate of Authority to Transact Business in Wisconsin; (c) Bylaws; and (d) such other and further matters or documents as Lender may reasonably require. 3.1.8 Deliver to Lender the following corporate documents of Guarantor: (a) Certificate of Incorporation; (b) Bylaws; and (c) such other and further matters or documents as Lender may reasonably require. 3.1.9 Deliver to Lender the following corporate documents of Third-Party Mortgagor: (a) Certificate of Formation; (b) Operating Agreement; and (c) such other and further matters or documents as Lender may reasonably require. 3.1.10 No uncured Event of Default hereunder or event which would constitute such an Event of Default but for the requirement that notice be given or time elapse shall have occurred and be continuing, and all representations and warranties made by Borrower, Guarantor and Third-Party Mortgagor, as applicable, in this Agreement and the Loan Documents shall continue to be true and correct. 3.1.11 Deliver to Lender such assurances that any other loans or mortgages, rights of reversion, leases or other encumbrances for any portion of any collateral pledged by Borrower to Lender shall be subordinate to the Loan. 3.1.12 Place all deposit accounts for Borrower and Third-Party Mortgagor with Lender. 3.1.13 Deliver to Lender a FIRREA compliant appraisal of the Mortgaged Property on an “as is” basis in such form and substance acceptable to Lender in its sole and absolute discretion. 3.1.14 Deliver to Lender an origination fee equal to 1.00% of the Loan Amount.

5 3.1.15 Deliver to Lender a copy of an executed lease agreement between Borrower, as tenant, and Third-Party Mortgagor, as landlord, in such form and substance as reasonably acceptable to Lender. 3.1.16 Deposit the sum of $1,000,000.00 (the “Restricted Funds”) into a separate, restricted account with Lender (the “Restricted Account”). 3.1.17 Deliver to Lender such other and further documents or provide Lender such other and further information as the Lender may reasonably require. 3.2 Requirements for Subsequent Disbursement. Borrower covenants and agrees to immediately, and without expense to Lender, satisfy the following additional requirements prior to the Subsequent Disbursement: 3.2.1 Deliver to Lender an ALTA Loan Policy of Title Insurance (the “Title Policy”) issued by Title Company to Lender, in an amount no less than the Loan Amount with respect to the Mortgage and insuring that the Mortgage is a valid first lien on the Mortgaged Property and subject only to exceptions specifically approved in writing by Lender. 3.2.2 Deliver to Lender and Title Company a certified ALTA/NSPS Land Title Survey of the Mortgaged Property prepared by a licensed surveyor at Borrower’s expense in such form and substance acceptable to Lender in its sole and absolute discretion. 3.2.3 Deliver to Lender a zoning letter issued by the applicable municipal authority in which the Mortgaged Property is located that certifies that the Mortgaged Property complies, and its intended use will comply with all zoning, use, and building laws, regulations, rules or ordinances. 3.2.4 No uncured Event of Default hereunder or event which would constitute such an Event of Default but for the requirement that notice be given or time elapse shall have occurred and be continuing, and all representations and warranties made by Borrower, Guarantor and Third-Party Mortgagor, as applicable, in this Agreement and the Loan Documents shall continue to be true and correct. 3.2.5 Deliver to Lender a certificate or policy for the required property and casualty insurance for the Mortgaged Property. 3.2.6 Deliver to Lender such assurances that any other loans or mortgages, rights of reversion, leases or other encumbrances for any portion of any collateral pledged by Borrower to Lender shall be subordinate to the Loan The making of any advance or disbursement prior to the satisfaction of any requirement hereof shall not be construed as a waiver of such requirement, and Lender reserves the right to require the satisfaction of any and all such conditions prior to making any subsequent advance or disbursement. 6 4. Affirmative Covenants. Borrower covenants and agrees that hereunder and thereafter, for all periods during which Borrower shall have any outstanding loan obligations to Lender or shall have the right to draw upon any credit obligations of Lender, it, or as applicable, Guarantor or Third-Party Mortgagor will: 4.1 Payment of Obligations. Pay and discharge all taxes and other governmental charges and all contractual obligations calling for the payment of money before the same shall become overdue, unless to the extent only that such payment is being contested in good faith. 4.2 Payment of Charges. Pay all charges required by any local, state or federal governments for the maintenance and operation of the Mortgaged Property. 4.3 Insurance. Obtain and maintain at all times (and, from time to time at the request of Lender, furnish Lender with proof of payment of premiums on or a certificate of insurance, as requested by Lender): 4.3.1 hazard and fire insurance on such completed improvements insuring against loss by fire, hazards included in the term “extended coverage,” loss by vandalism or malicious mischief, and such other hazards, casualties and contingencies as may be required by Lender, on the basis of replacement cost without a co- insurance clause, in an amount equal to the full replacement cost thereof or such additional amounts and for such periods as may be required by Lender; 4.3.2 comprehensive general public liability insurance (including operations, contingent liability, operations of subcontractors, completed operations and contractual liability insurance) providing for limits of coverage of not less than $1,000,000.00 per occurrence/ $2,000,000.00 aggregate; 4.3.3 workers’ compensation insurance to the extent required by applicable law; and 4.3.4 such other insurance as is normally carried by companies engaged in similar businesses and owning similar property or as otherwise required by the Loan Documents or Lender in its reasonable discretion. The policies of insurance required by this Agreement shall be maintained in good standing and full force and effect, in form and content reasonably satisfactory to Lender placed with financially sound and reputable insurers acceptable to Lender, licensed to transact business in the State of Minnesota, rated A-IX or better by A.M. Best Insurance Guide Rating and shall list Lender as an additional insured on all required liability coverage and as mortgagee and loss payee on all required property and hazard coverage; such policies of insurance shall contain an agreement of the 7 insurer to give not less than thirty (30) days advance written notice to Lender in the event of cancellation, termination or amendment of such policy affecting the coverage thereunder. Proof of insurance must be written on standard ACORD forms. 4.4 Access to Records. Provide Lender access to Borrower’s books, accounts, records and/or ledgers and its business interests at all reasonable times upon oral or written request of Lender. 4.5 Notice of Adverse Change. Provide Lender timely notice of any condition or event which constitutes, or with the running of time and/or the giving of notice would constitute a default under this Agreement, and promptly inform Lender of any material adverse change in the financial condition of Borrower. 4.6 Additional Assignments and Consents. At any time or times, execute assignments or supplemental assignments and such other and further instruments of assurance as Lender may request and deem necessary in order to carry into effect the full intent and purpose of this Agreement and otherwise to do any and all things and acts whatsoever that Lender may request as reasonably required in order to perfect the assignment to Lender of any security granted pursuant to this Agreement. 4.7 Hold Harmless. Hold Lender harmless from, and Lender shall have no liability or obligation of any kind to Borrower, creditors of Borrower or any third party, in connection with, any defective, improper or inadequate workmanship performed in or about, or materials supplied to the Mortgaged Property, or any mechanic’s, supplier’s or materialman’s liens arising as a result of such defective, improper or inadequate workmanship or materials, and upon Lender’s request, to replace or cause to be replaced, any such defective, improper or inadequate workmanship or materials. 4.8 Condition. Keep the Mortgaged Property, and all improvements, equipment and fixtures thereon, in good working order and condition, ordinary wear and tear excepted. 4.9 Reporting Requirements. 4.9.1 Within thirty (30) days of the end of calendar quarter, provide to Lender interim financial statements of each of Borrower and Guarantor for the prior calendar quarter that shall include a balance sheet, income statement, accounts payable aging and accounts receivable aging reports, prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) and otherwise in such form and substance acceptable to Lender in its sole and absolute discretion. 4.9.2 Within one hundred twenty (120) days of the end of the applicable fiscal year, provide to Lender audited consolidated financial statements of Guarantor and unaudited financial statements of Borrower for the prior fiscal year prepared by a certified public accounting firm reasonably 8 acceptable to Lender in accordance with GAAP and otherwise in such form and substance acceptable to Lender in its sole and absolute discretion. 4.9.3 Within sixty (60) days of the end of Borrower’s fiscal year, provide to Lender proforma financial statements of Borrower for its subsequent fiscal year in such form and substance acceptable to Lender in its sole and absolute discretion. 4.9.4 Within thirty (30) days of filing, provide to Lender a copy for each of Borrower and Guarantor: (a) its federal tax return (including all income statements) for the respective year prepared by its certified public accountant(s) and certified by a principal and/or officer as true and correct and that all amounts for federal income tax in connection with such return have been paid; or (b) a copy of an extension filed by Borrower and/or Guarantor for said return, with the aforementioned return and associated documentation furnished to Lender within thirty (30) days of filing of said return. 4.9.5 Within thirty (30) days of the end of calendar quarter, provide to Lender an inventory list for Borrower and a covenant compliance certificate for Borrower in such form and substance as reasonably required by Lender. 4.10 Deposit Account(s). Maintain all deposit account(s) for Borrower and Third- Party Mortgagor with Lender for all periods during which Borrower shall have any outstanding loan obligations to Lender or shall have the right to draw upon any credit obligations of Lender. 4.11 Restricted Account. Except as otherwise permitted by Lender, maintain the Restricted Account at balance of no less than $1,000,000.00 (excluding any amounts attributable to the Subsequent Disbursement) for all periods during which Borrower shall have any outstanding loan obligations to Lender or shall have the right to draw upon any credit obligations of Lender. The Restricted Account shall at all times be under the sole dominion and control of Lender, and neither Borrower nor any other person or entity acting through or under Borrower, shall have any control over the use of, or any right to withdraw any amount from, the Restricted Account. In the event Borrower maintains compliance with all of the financial covenants set forth in Section 4.12 (below) for four (4) consecutive Measurement Dates, Lender shall release $500,000.00 of the balance of the Restricted Account to Borrower, with the remaining balance to be released to Borrower upon Borrower maintaining compliance with all such financial covenants for eight (8) consecutive Measurement Dates. Notwithstanding the foregoing, Borrower shall be deemed to have failed to comply with a financial covenant on a Measurement Date if Guarantor makes any Keepwell Contribution.

9 4.12 Financial Covenants. 4.12.1 Fixed Charge Coverage Ratio. Maintain a ratio of Cash Flow to Total Fixed Charges of not less than 1.30 to 1.00 as measured on each applicable Measurement Date on a trailing twelve (12) month basis (the “Measurement Period”), provided that the Measurement Period during the first year after the Effective Date shall be the period between the Effective Date and the Measurement Date. For purposes of this Section 4.12.1, the first Measurement Date shall be September 30, 2024. 4.12.2 Maximum Senior Funded Debt Ratio. Maintain a ratio of Senior Funded Debt to trailing twelve (12) month Adjusted EBITDA not to exceed 3.00 to 1.00 as measured on each applicable Measurement Date for a Measurement Period. For purposes of this Section 4.12.2, the first Measurement Date shall be June 30, 2025. 4.12.3 Maximum Total Funded Debt Ratio. Maintain a ratio of Total Funded Debt to trailing twelve (12) month Adjusted EBITDA not to exceed 4.00 to 1.00 as measured on each applicable Measurement Date for a Measurement Period. For purposes of this Section 4.12.3, the first Measurement Date shall be June 30, 2025. 4.12.4 Keepwell Cure Contribution. In the event Borrower is not in compliance with any of the financial covenants set forth in this Section 4.12, Guarantor shall make a capital contribution to Borrower (a “Keepwell Contribution”) within ten (10) days of the date of Lender’s determination of Borrower’s non-compliance in an amount equal to the greater of the EBITDA shortfall or an amount to be determined by Lender at its reasonable discretion, which contribution Borrower shall immediately pay to Lender as a payment of principal under the Loan. 4.12.5 Definitions. For purposes of this Agreement: “Adjusted EBITDA” means net income after tax, less gains on sales of fixed assets, less other income, less extraordinary income, plus depreciation, plus amortization, plus interest expense, plus income tax expense, plus such other expenses as approved by Lender at its sole and absolute discretion, as calculated during the Measurement Period according to GAAP. “Cash Flow” means Adjusted EBITDA less cash income tax payments, less cash earnout payments with respect to the acquisition of the Timber Tech Business, less dividends and distributions and unfunded capital expenditures, as calculated during the Measurement Period according to GAAP. “Fixed Charges” means the sum of all required interest and principal payments on all debt, including subordinated date, capital leases and debt with any recourse to Borrower during a Measurement Period. 10 “Measurement Date(s)” means March 31, June 30, September 30 and December 31, as applicable. “Senior Funded Debt” means Total Funded Debt less Subordinated Debt of Borrower. “Subordinated Debt” means Borrower’s indebtedness and liabilities that have been subordinated pursuant to the Debt Subordination Agreement and any such additional written subordination agreement in such form and substance acceptable to Lender. “Total Funded Debt” means the sum (without duplication) for Borrower and any subsidiary of Borrower of (a) all indebtedness for borrowed money whether or not subordinated and without regard to maturity, plus (b) all bonds, notes, debentures or similar debt instruments, plus (c) all capitalized lease obligations, plus (d) all debt with recourse to Borrower. 5. Negative Covenants. Borrower agrees that, without the prior written consent of Lender, it will not: 5.1 grant or permit Third-Party Mortgagor to grant any security interest in the Mortgaged Property or any part thereof or create or permit to be created or allow to exist any mortgage, encumbrance or other lien upon the Mortgaged Property other than the Mortgage; 5.2 enter into any merger, reorganization or consolidation, or sell, lease, transfer or dispose of all, substantially all, or any material part of its assets, except in the ordinary course of its business; 5.3 guaranty, endorse, assume, or otherwise become directly or contingently liable in connection with any debt, obligation or liability of any other person or entity, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; 5.4 become or remain obligated for any indebtedness for borrowed money or for any indebtedness incurred in connection with the acquisition of any property, real or personal, tangible or intangible, except: (a) indebtedness to Lender; (b) indebtedness subject to the Debt Subordination Agreement; or (c) current trade, utility or accounts payable arising in the ordinary course of business; 5.5 purchase or otherwise acquire or become obligated for the purchase of all or substantially all of the assets or business interests of any person, firm or corporation, or any shares of stock of any corporation, trusteeship or association, or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition, except for the acquisition of the Timber Tech Business; 11 5.6 make any payments in satisfaction or service of any indebtedness extended to Borrower by any affiliate thereof, notwithstanding that Borrower may transfer funds to Guarantor so long as no Event of Default has occurred and is continuing; 5.7 make any payments in satisfaction of any management fee obligations to any affiliate; 5.8 affirmatively pledge or mortgage any of Borrower’s assets, whether now owned or hereafter acquired, or create or permit to exist any lien, security interest or encumbrance thereon, except to Lender or except for financing leases with respect to personal property; or 5.9 obtain or allow Third-Party Mortgagor to obtain credit or other financing arrangements for the construction or installation of energy efficiency and conservation improvements located at the Mortgaged Property as provided for under any statutory law of any other state or federal government or allow any assessment, lien, encumbrance or other security interest to be granted against the Mortgaged Property or any improvements located therein as security for any such energy efficiency and conservation improvements. 6. Time of Essence. Time is of the essence in the performance of this Agreement. 7. Assignability. Borrower shall not assign its rights or interest in this Agreement nor assign its obligations as specified herein without the written consent of Lender. 8. Representations and Warranties. Borrower represents and warrants to Lender the following: 8.1 Good Standing. Borrower is a Delaware corporation, duly organized and validly existing under the laws of the State of Delaware, authorized to do business in the State of Wisconsin, and has power to enter into and has authorized execution and delivery of this Agreement and the Loan Documents. Guarantor is a Delaware corporation, duly organized and validly existing under the laws of the State of Delaware and has power to enter into and has authorized execution and delivery of the Loan Documents to which it is a party. Third-Party Mortgagor is a Delaware limited liability company, duly organized and validly existing under the laws of the State of Delaware and has power to enter into and has authorized execution and delivery of the Loan Documents to which it is a party. 8.2 No Conflict of Law or Agreements. The execution, delivery and performance of this Agreement and the Loan Documents are within the powers of Borrower, have been duly authorized by all necessary action on the part of Borrower and do not violate any provision of law or of Borrower’s governing documents or result in the breach of, or constitute a default under, or result in the creation of any lien, 12 charge or encumbrance upon any property or assets of Borrower pursuant to any indenture or loan or credit agreement or other agreement or instrument to which Borrower is a party or by which Borrower or its property may be bound or affected. 8.3 Financial Statements. Any and all financial statements heretofore delivered to Lender by Borrower are true and correct in all material respects, and fairly present the financial conditions of the subjects thereof as of the respective dates thereof in all material respects. No material adverse change has occurred in the financial conditions reflected therein since the respective dates thereof and no additional borrowings have been made by Borrower since the date thereof other than the borrowing contemplated hereby or approved by Lender. None of the aforesaid financial statements or any certificate or statement furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated hereby, and none of the representations and warranties in this Agreement, contains any untrue statement of a material fact or, to the knowledge of Borrower, omits to state a material fact necessary in order to make the statements contained therein or herein not misleading. To the best of the knowledge of Borrower, there is no fact known to Borrower which materially adversely affects or in the future (so far as Borrower can now foresee) is likely to materially adversely affect the business or condition (financial or other) of Borrower or its properties or assets, which has not been set forth herein or in a certificate or statement furnished to Lender by Borrower. 8.4 Material Misstatements or Omissions. No information, exhibit or report furnished by Borrower to Lender in connection with the negotiation of this Agreement contains any material misstatement of facts or, to the knowledge of Borrower, omits to state a material fact or any fact necessary to make the statements contained therein not misleading. 8.5 Financial Condition. After the closing of the transactions provided for in this Agreement, Borrower will be in a financial position to enable it to pay its debts in the ordinary course of business as they fall due. Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidating of all or a major portion of its property. Borrower does not have any knowledge of any person contemplating the filing of any such petition against it. 8.6 Regulation U. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of the Regulations of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

13 8.7 Claims. No litigation, tax claims or governmental proceedings are pending or, to the knowledge of Borrower, threatened against Borrower, and no judgment or order of any court or administrative agency is outstanding against Borrower. 8.8 Taxes. Borrower has filed and will file and cause to be filed, all tax returns (federal and state) required to be filed and pay all taxes shown thereon to be due, including interest and penalties, or has provided adequate reserves for payment thereof. 8.9 OFAC Lists. No Related Entity is (and to Borrower’s knowledge after diligent inquiry, no other person holding any legal or beneficial interest whatsoever in Borrower, directly or indirectly, is) included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons referred to or described in any list of persons, entities, and governments issued by the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”) pursuant to Executive Order 13224 – Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended (“Executive Order 13224”), or any similar list issued by OFAC or any other department or agency of the United States of America (collectively, the “OFAC Lists”); and no Related Entity is controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services of any kind to, or otherwise associated with any of the persons referred to or described in any list of persons, entities, and governments issued by OFAC pursuant to Executive Order 13224, or any other OFAC Lists. 8.10 Compliance with Anti-Terrorism Regulations. No Related Entity will be included in, owned by, controlled by, act for or on behalf of, provide assistance, support, sponsorship, or services of any kind to, or otherwise associate with any of the persons referred to or described in any list of persons, entities, and governments issued by OFAC pursuant to Executive Order 13224 or any other OFAC Lists; none of the Related Entities will be controlled by, act for or on behalf of, provide assistance, support, sponsorship, or services of any kind to, or otherwise associate with any of the persons referred to or described in any list of persons, entities, and governments issued by OFAC pursuant to Executive Order 13224, or any other OFAC Lists; Borrower will comply at all times with the requirements of Executive Order 13224; the International Emergency Economic Powers Act, 50 U.S.C. Section 1701-06; the United and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56; the United Nations Participation Act, 22 U.S.C. Section 287c; the Antiterrorism and Effective Death Penalty Act (enacting 8 U.S.C. Section 219, 18 U.S.C. Section 2332d, and 18 U.S.C. Section 2339b); the International Security and Development Cooperation Act, 22 U.S.C. Section 2349 aa-9; the Terrorism Sanctions Regulations, 31 C.F.R. Part 595; the Terrorism List Government Sanctions Regulations, 31 C.F.R. Part 596; and the Foreign Terrorist Organizations Sanctions Regulations, 31 C.F.R. Part 597 and any similar laws or regulations currently in force or hereafter enacted (collectively, the “Anti- 14 Terrorism Regulations”); and if Borrower becomes aware or receives any notice that any Related Entity is named on any of the OFAC Lists (such occurrence, an “OFAC Violation”), Borrower will immediately: (a) give notice to Lender of such OFAC Violation; and (b) comply with all laws applicable to such OFAC Violation (regardless of whether the party included on any of the OFAC Lists is located within the jurisdiction of the United States of America), including without limitation, the Anti-Terrorism Regulations, and Borrower hereby authorizes and consents to Lender’s taking any and all steps Lender deems necessary, in its sole discretion, to comply with all laws applicable to any such OFAC Violation, including, without limitation, the requirements of the Anti-Terrorism Regulations (including the freezing and/or blocking of assets). “Related Entity” as used in this Agreement shall mean Borrower or any owner of Borrower and any other affiliate which directly or indirectly owns any legal or beneficial interest in Borrower. 8.11 Business Purposes. All amounts loaned to Borrower by Lender pursuant to this Agreement and the Loan Documents are being loaned for business purposes only. 8.12 Compliance with Laws. Borrower’s business operations do not violate any federal, state, local law or ordinance or any applicable provisions of any zoning, use, Environmental Laws (as defined in the Mortgage) or building laws, regulations, rules or ordinances. Borrower shall maintain all permits and licenses necessary to operate its business. 8.13 Single Asset Entity. Borrower was formed for the sole purpose of acquiring and operating the Timber Tech Business and does not operate any business other than the ownership and operation of the Timber Tech Business. Borrower owns all of its assets in its own name. Borrower has conducted its business in its own name. Borrower has paid all of its liabilities out of its own funds and assets. Borrower has allocated fairly and reasonably any overhead for shared office space. Borrower has not entered into any transaction with Guarantor or any of affiliates except in the ordinary course of its business and on terms which are intrinsically fair and no less favorable to it than would be obtained in a comparable arm’s- length transaction with an unrelated third party or as otherwise disclosed and approved by Lender in writing. Third-Party Mortgagor was organized for the sole purpose of owning the Mortgaged Property, does not own any real property other than the Mortgaged Property and does not operate any business other than the ownership and operation of the Mortgaged Property. 9. Indemnification. Borrower agrees to indemnify Lender and save it harmless against all loss, liability, expense, or damages including but not limited to attorneys’ fees, which may arise by reason of a breach by Borrower of any warranties, representations or covenants contained in this Agreement or the Loan Documents or the assertion of any lien against the Mortgaged Property. 15 10. Events of Default. The occurrence of any of the following shall be an Event of Default under this Agreement: 10.1 Note Payments. Borrower shall fail to pay when due any amount under the Note and such failure shall continue unremedied for a period of five (5) days following notice thereof. 10.2 Other Payments. Borrower shall fail to pay when due any other amount due hereunder or under the Loan Documents, whether any such indebtedness is now existing or hereafter arises and whether direct or indirect, due or to become due, absolute or contingent, primary or secondary or joint or joint and several, and such failure shall continue unremedied for a period of ten (10) days following written notice by Lender to Borrower. 10.3 Representations and Warranties. Any representation or warranty by Borrower, Guarantor or Third-Party Mortgagor under or in connection with this Agreement or any of the Loan Documents shall prove to have been incorrect in any material respect when made or deemed made. 10.4 Failure to Perform Certain Covenants. Borrower shall fail to perform or observe any term, covenant or agreement contained in this Agreement or the Loan Documents not otherwise referenced in this Section 10 and Borrower shall fail to cure the same within thirty (30) days of its receipt of notice thereof from Lender; provided that, if a cure cannot reasonably be effected within such thirty (30) day period so long as Borrower commences a cure within ten (10) days after receipt of such notice and thereafter diligently and expeditiously proceeds to cure such default to completion, then such thirty (30) day period will be extended for such time as is reasonably necessary for Borrower in the exercise of due diligence to cure such default, provided such extension shall not exceed an additional thirty (30) days. 10.5 Insolvency. Borrower, Guarantor or Third-Party Mortgagor shall: (a) make a general assignment for the benefit of creditors; (b) voluntarily cease to conduct business in the ordinary course; (c) commence any insolvency proceeding with respect to itself; or (d) take any action to effectuate or authorize any of the foregoing. 10.6 Involuntary Proceedings. Upon the occurrence of any of the following: (a) any involuntary insolvency proceeding is commenced or filed against Borrower, Guarantor or Third-Party Mortgagor; (b) any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of Borrower, Guarantor or Third-Party Mortgagor and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within thirty (30) days after commencement, filing or levy; (c) Borrower, Guarantor or Third-Party Mortgagor admits the material allegations of a petition against it in any insolvency proceeding, or an order for relief (or similar order under non-U.S. 16 law) is ordered in any insolvency proceeding; or (d) Borrower, Guarantor or Third-Party Mortgagor acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar person for itself or a substantial portion of its property or business. 10.7 Defaults under other Agreements with Lender. Borrower shall: (a) fail to pay any indebtedness owing under any other agreement with Lender or under any note or instrument in favor of Lender, when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise); or (b) otherwise be in breach of or default in any of its obligations under any such agreement, note or instrument, and such failure shall continue after the applicable grace period, if any, specified in such agreement, note or instrument. 10.8 Judgments. Final judgment(s) for the payment of money shall be rendered against Borrower, Guarantor or Third-Party Mortgagor in an amount in excess of $250,000.00 (to the extent not covered by independent third-party insurance as to which liability has been accepted by such insurance carrier) and shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed. 10.9 Existence. The dissolution, liquidation, merger or consolidation of Borrower, Guarantor or Third-Party Mortgagor or the sale, assignment, conveyance, encumbrance or transfer of any ownership interest in Borrower or Third-Party Mortgagor, including any financial or governance rights, without the prior written consent of Lender, which consent may be granted or withheld by Lender at its sole and absolute discretion. 10.10 Events Affecting Guarantor. Guarantor revokes or disputes the validity of, or its liability under, the Guaranty. 10.11 Sale of Assets. The sale, lease or other disposition (whether in one or more transactions) to one or more persons or entities of all or a substantial part of the assets of Borrower or Third-Party Mortgagor. 10.12 Tax Liens. The attachment of any tax lien to any property of Borrower or Third- Party Mortgagor, except for any liens related to taxes owed but not yet due. 10.13 Multiple Occurrences of an Event of Default. An Event of Default shall occur three (3) or more times in a twelve (12) month calendar year commencing January 1, regardless of whether or not any Event of Default was cured. 10.14 Mortgaged Property. With respect to the Mortgaged Property: (a) all or any portion or the legal, equitable or any other interest therein, shall be sold or otherwise disposed of without the prior written consent of Lender, other than a lease in the ordinary course of business or as otherwise permitted by the Loan Documents; (b) title is not satisfactory to Lender, provided that Lender has deemed title to the Mortgaged Property satisfactory as of the Effective Date; (c) the Mortgaged Property or any improvements thereupon is materially damaged or

17 destroyed by casualty and the loss, in the reasonable judgment of Lender, is not adequately covered by insurance actually collected or in the process of collection; or (d) any material portion of the Mortgaged Property is abandoned. 11. Rights and Remedies. Upon the occurrence of an Event of Default and expiration of any period allowed by Lender for Borrower or Guarantor to cure the same, Lender may, at its option, exercise any and all of the following rights and remedies (and any other rights and remedies available to it): (a) Lender may declare immediately due and payable all unpaid principal of and accrued interest on the Note, and the same shall thereupon be immediately due and payable without presentment or other demand, protest, notice of dishonor or any other notice of any kind, all of which are hereby expressly waived; (b) Lender may declare all indebtedness of every type or description owed by Borrower to Lender to be immediately due and payable, without presentment, demand or protest, and the same shall thereupon be immediately due and payable; (c) Lender may offset any deposits of Borrower, Guarantor or Third-Party Mortgagor held by Lender against sums due hereunder or against any other indebtedness then owed by Borrower, Guarantor or Third-Party Mortgagor to Lender, whether or not then due; or (d) Lender shall have the right, in addition to any other rights provided by law, to enforce its rights and remedies under any of the Loan Documents, under any other agreement, and/or granted to Lender by law. 12. Right of Set-Off. To the extent permitted by applicable law, Lender reserves a right of set-off in all accounts of Borrower, Guarantor or Third-Party Mortgagor with Lender (whether checking, savings or any other account), specifically excluding any IRA, Keogh or trust accounts for which set-off would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or set-off all sums owing on the Loan Amount or any other sums owed Lender by Borrower against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and set- off rights provided in this Agreement or the Loan Documents. 13. Notices. Any notices given hereunder shall be in writing and shall be deemed to have been given when delivered personally, one (1) business day after deposit with a nationally- recognized delivery or courier service or two (2) business days after deposit in the United States Certified Mail, Return Receipt Requested, postage prepaid, addressed as follows: If to Lender: Bridgewater Bank Attn: Ryan Meier 4450 Excelsior Blvd., Suite 100 St. Louis Park, MN 55416 If to Borrower: Timber Technologies Solutions, Inc. Attn: Richard Coleman 53 Forest Avenue, Suite 101 Old Greenwich, CT 06870 or addressed to any such party at such other address as such party shall hereafter furnish by notice to the other party. 18 14. Fees. Borrower agrees to pay all fees of title, appraisal fees, environmental report fees, survey fees, recording fees, license and permit fees and title insurance and other insurance premiums, and agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses actually incurred by Lender in connection with this Agreement or in connection with the transactions contemplated by this Agreement, including but not limited to, any and all reasonable legal expenses and attorneys’ fees sustained by Lender in the exercise of any right or remedy available to it under this Agreement or otherwise by law or equity and all reasonable fees and disbursements of counsel for Lender for the services performed by such counsel in connection with the preparation of this Agreement and the documents and instruments contemplated hereby and any modifications or amendments of the same. 15. Headings. The headings used in this Agreement are for convenience only and do not define, limit or construe the contents of this Agreement. 16. Binding on Successors and Assigns. Subject to the limitations contained in this Agreement, this Agreement and the Loan Documents shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. 17. Survival of Warranties and Agreements. All of the representations, warranties and agreements made herein, in the application for the Loan, any other instrument required under this Agreement or in connection with the Loan shall survive the closing of the transactions contemplated by this Agreement and inure to the benefit of Lender, its successors and assigns. 18. Consent to Loan Participation. Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one or more participation interests in the Loan to one or more purchasers, whether related or unrelated to Lender. Lender may provide to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, subject to such purchaser’s agreement that it will take the same steps to protect the confidentiality of Borrower’s information as it takes to protect its own confidential information, which in no event shall be less than reasonable steps. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any Lender of any interests in the Loan and that the purchaser of any such participation interest may enforce its interest irrespective of any personal claims or defenses that Borrower may have against Lender. 19. Waiver of Right to a Trial by Jury. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ALL PARTIES TO THIS AGREEMENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL: 19.1 WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS AGREEMENT, THE 19 LOAN, THE LOAN DOCUMENTS AND ALL MATTERS CONTEMPLATED HEREBY, INCLUDING BUT NOT LIMITED TO THE AMOUNT, REASONABLENESS AND ENTITLEMENT TO ATTORNEYS’ FEES; AND 19.2 AGREE NOT TO SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE, OR HAS NOT BEEN, WAIVED. EACH PARTY TO THIS AGREEMENT CERTIFIES THAT NEITHER LENDER NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY. 20. Jurisdiction; Governing Law. Borrower consents to the personal jurisdiction of the state and federal courts located in Minneapolis, Minnesota, and/or any jurisdiction in which the Mortgaged Property is located, at the sole and absolute discretion of Lender, in connection with any controversy relating in any way to this Agreement or to any transaction or matter relating to this Agreement and waive any argument that venue in such forums is not convenient. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules). 21. No Waiver. Lender shall not be deemed by any act of omission or commission to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Lender, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. 22. Entire Agreement. This Agreement and the Loan Documents supersede and replace any previous letter or communication from Lender which summarizes the terms of the transactions described herein and any previous loan agreement or credit agreement for such transactions, and any such previous letters, loan agreements and credit agreements are terminated. No provision of this Agreement can be amended, modified, waived or terminated, except by a writing executed by Borrower and Lender. 23. Errors and Omissions. Borrower agrees to fully cooperate with Lender, correct and adjust for any clerical errors contained in any or all loan closing documentation, including but not limited to the Loan Documents. 24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute but one and the same instrument. Executed copies of the signature pages of this Agreement sent by transmitted electronically in Portable Document Format (PDF) shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment. Any party delivering an executed counterpart of this Agreement by PDF also shall deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart should not affect the validity, enforceability, and binding effect of this Agreement. The pages of any counterpart of this Agreement containing any 20 party’s signature or the acknowledgement of such party’s signature hereto may be detached therefrom without impairing the effect of the signature or acknowledgement, provided such pages are attached to any other counterpart identical thereto except having additional pages containing the signatures or acknowledgements thereof of other parties. [This space intentionally left blank; signature pages follow]

BRIDGEWATER BANK,
a Minnesota banking corporation

/s/ Ryan Meier
By: Ryan Meier
Its: Senior Vice President

STATE OF MINNESOTA)
) ss.
COUNTY OF HENNEPIN)

The foregoing instrument was acknowledged before me on May 2024, by Ryan Meier, as Senior Vice President of Bridgewater Bank, a Minnesota banking corporation, on behalf thereof.

Notary Stamp:

KARIN STIMMLER SISSEL
Notary Public
Minnesota
My Commission Expires
January 31, 2025

/s/ Karin Sissel
Notary Signature

[Lender Signature Page to Loan Agreement]

BORROWER REPRESENTS AND WARRANTS TO LENDER AND AGREES THAT IT HAS READ THIS ENTIRE AGREEMENT AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS AGREEMENT.

TIMBER PROPERTIES, LLC,
a Wisconsin limited liability comp

/s/ Thomas Niska
By: Thomas Niska
Its: Co-President

STATE OF WISCONSIN)
) ss.
COUNTY OF DUNN)

The foregoing instrument was acknowledged before me on May 16 2024, by Thomas Niska, as Co-President of Timber Technologies Solutions, Inc., a Delaware corporation, on behalf thereof.

Notary Stamp:

ANN M. BRUNNER
NOTARY PUBLIC
STATE OF WISCONSIN

/s/ Ann Brunner
Notary Signature

[Borrower Signature Page to Loan Agreement]